Filed Pursuant to Rule 497(e).
                                            File Nos. 33-46479 and 811-06602.


Supplement dated December 5, 2005
to Prospectus dated November 1, 2005

                                     [LOGO]
                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

     PREFERRED VALUE FUND SUBADVISORY ARRANGEMENTS

It is expected that on or about December 31, 2005, Pacific Financial Research, Inc. ("PFR") will be terminated as a subadviser to the portion of the Preferred Value Fund (the "Fund") that it currently manages. On November 29, 2005, pursuant to an interim subadviser agreement (the "Interim Agreement"), Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS") assumed subadvisory responsibility for the portion of the Fund formerly managed by PFR and will manage the Fund as described below. The Interim Agreement is expected to terminate on or before May 30, 2006, at which time BHMS will continue to manage its portion of the Fund pursuant to a subadviser agreement that has been approved by the shareholders of the Fund.

Although PFR will be replaced by BHMS as a subadviser to the Fund, Lord, Abbett & Co. LLC ("Lord Abbett") will continue to serve as subadviser to its portion of the Fund pursuant to its existing subadviser agreement and will continue to manage its portion of the Fund in the same manner. Unless otherwise noted below, the objective, strategies, risks, guidelines and restrictions applicable to the Fund will remain unchanged.

Lord Abbett and BHMS will each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares will be split evenly between Lord Abbett and BHMS. Similarly, all amounts paid by the Fund for redemptions of its shares will be split evenly between Lord Abbett and BHMS.

     INVESTMENT STRATEGY

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS") seeks to invest its portion of the Fund's assets primarily in equity securities of U.S. large capitalization companies (generally, companies with market capitalizations in excess of $1 billion at the time of investment) that it believes are undervalued.

The Fund intends to invest primarily in common stocks, but may also invest in other securities that BHMS believes provide opportunities for total return, such as preferred stocks, warrants and securities convertible into common stock.

BHMS intends to utilize a value-oriented investment style that emphasizes companies whose stocks BHMS believes are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, BHMS utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or "deep value" stocks are generally those stocks that are out of favor with investors and presently trading at prices that are below what BHMS believes the stocks are worth in relation to their earnings. BHMS believes these stocks possess sound fundamentals, but have been overlooked or misunderstood by the market, with below-average price-to-earnings or price-to-book ratios.

BHMS' bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. BHMS expects that the average price-to-earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. BHMS may sell a security for a variety of reasons; however, existing holdings generally are sold as they approach the target price determined by BHMS.

     INVESTMENT ADVISER AND PORTFOLIO MANAGER

BHMS is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. BHMS provides investment advice to mutual funds and other entities. BHMS is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group. As of September 30, 2005, BHMS managed $54.2 billion in assets.

The day-to-day management of BHMS' portion of the Fund will be the responsibility of the following investment management professionals, each of whom has been with BHMS for more than five years.

------------------------------------- -------------- -------------------------------- ---------------- ---------------
Name                                      Title         Responsibilities                   Total             Years
                                                                                         Years of            With
                                                                                        Experience           Firm
------------------------------------- -------------- -------------------------------- ---------------- ---------------

James P. Barrow                         Principal    Large Cap Value Equity                 43               26
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------
Richard A. Englander, CFA               Principal    Large Cap Value Equity                 42               20
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------
J. Ray Nixon                            Principal    Large Cap Value Equity                 28               11
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------
Robert J. Chambers, CFA                 Principal    Large Cap Value Equity                 33               11
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------
Timothy J. Culler, CFA                  Principal    Large Cap Value Equity                 21               6
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------
Mark Giambrone, CPA                     Principal    Large Cap Value Equity                 13               7
                                                     Portfolio Manager
------------------------------------- -------------- -------------------------------- ---------------- ---------------

     TRANSITION PERIOD

BHMS intends to employ investment strategies that are different than those currently employed by PFR to manage its portion of the Fund. As a result, the composition of that portion of the Fund's investments will change. The portfolio turnover resulting from these changes will involve brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that will be borne directly by the Fund. In addition, any net gains arising from such sales (as increased by net gains or reduced by net losses otherwise recognized during the balance of the Fund's current taxable year, whether before or after the replacement of PFR with BHMS, and also as reduced by any available capital loss carryforwards) will potentially result in additional taxable distributions to Fund shareholders during 2006. The portfolio turnover thus may result in shareholders receiving taxable income or gains sooner than if no such replacement had occurred. All of these may lower the Fund's after-tax return to shareholders.

In order to permit BHMS to begin managing its portion of the Fund pursuant to its investment strategies on January 1, 2006, Caterpillar Investment Management Ltd. ("CIML"), the Fund's investment manager, expects to retain a transition manager ("Transition Manager"). The Transition Manager will assist CIML in transitioning the Fund's holdings attributable to PFR so that, on or before January 1, 2006, the portion of the Fund to be managed by BHMS will be composed of those securities specified by BHMS. During this transition period, the Fund will use the proxy voting policies and procedures of CIML to determine how to vote proxies relating to securities held by the portion of the Fund previously subadvised by PFR. The Transition Manager will not be empowered to determine the securities to be bought or sold by the Fund, but rather will strive to assist in implementing the new strategies as efficiently as possible. During this transition period, in order to maintain the Fund's exposure to the equity markets, the Fund may purchase shares of iShares S&P 500/Barra Value Index Fund. Any fees of the Transition Manager will be paid by CIML.

     MANAGEMENT FEE WAIVER

Effective January 1, 2006, CIML has voluntarily agreed to waive a portion of its Management Fee (0.15%) with respect to the Fund.

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